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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported)  August 15 , 2002
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                              HUB GROUP, INC.
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          (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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              (State or Other Jurisdiction of Incorporation)

         0-27754                                       36-4007085
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


 377 East Butterfield Road, Suite 700,   Lombard, Illinois              60148
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      (Address of Principal Executive Offices)                        (Zip Code)


                               (630) 271-3600
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               (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements and Exhibits.

         A list of exhibits furnished herewith is contained on the Index to Exhibits which immediately precedes such exhibits, and is hereby incorporated by reference. The exhibits constitute part of the information provided pursuant to Item 9 of this report and shall not be deemed filed for any purpose.

Item 9.    Regulation FD Disclosure.

         On August 15, 2002, Hub Group, Inc. ("Hub") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002. In connection with the filing of the Form 10-Q, Hub hereby furnishes the certification required by Section 906 of the Sarbanes-Oxley Act of 2002 and the certifications required to the Order of the Securities and Exchange Commission dated June 27, 2002. The certifications are attached hereto as Exhibits 99.1, 99.2 and 99.3.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HUB GROUP, INC.

Dated: August 15, 2002                     /s/ Thomas M. White
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                                           By:    Thomas M. White
                                           Its:   Chief Financial Officer



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                             INDEX TO EXHIBITS

Exhibit No.         Description

99.1                Certification under Section 906 of the Sarbanes-Oxley
                    Act of 2002

99.2 Certification of the Chief Executive Officer of Hub Group, Inc. pursuant to the Order of the Securities and Exchange Commission dated June 27, 2002

99.3 Certification of the Chief Financial Officer of Hub Group, Inc. pursuant to the Order of the Securities and Exchange Commission dated June 27, 2002


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